UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS℠
THE RIGHT WAY TO INVEST

OPPENHEIMER

MAIN STREET FUND®

SEMIANNUAL REPORT 2.28.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index
6-Month	16.46%	9.77%	15.07%
1-Year	27.57	20.24	25.37
5-Year	22.80	21.35	23.00
10-Year	6.61	5.98	7.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER MAIN STREET FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 16.46% during the reporting period. On a relative basis, the Fund outperformed the S&P 500 Index (the “Index”), which returned 15.07%. The Fund’s outperformance compared to the Index resulted primarily from favorable stock selections across the majority of sectors, with materials, financials, and health care contributing the most to relative returns. Additionally, an overweight in health care and an underweight in telecommunication services also added positively. The Fund underperformed the Index in the energy and consumer discretionary sectors, due largely to less favorable stock selection.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets encountered heightened volatility stemming from remarks by Ben Bernanke, the former chairman of the Federal Reserve (the “Fed”). These comments were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. The shift to a less accommodative policy stance appeared to be triggered by an accelerating U.S. economic recovery in which the unemployment rate declined, housing markets recovered and manufacturing activity increased.

After weathering bouts of volatility and rising long-term interest rates in the immediate wake of Mr. Bernanke’s comments, financial markets generally stabilized when investors came to recognize that plans to taper quantitative easing did not necessarily portend imminent increases in short-term rates. Investors generally lowered their economic expectations in October in the midst of a 16-day U.S. government shutdown caused by Congress’s inability to agree on a funding resolution. At its October meeting, the Fed’s policymaking arm again postponed any cutbacks in quantitative easing, reflecting reduced expectations for economic growth over the near to intermediate term. The Fed responded to the strengthening economy at its mid-December meeting by implementing a modest cutback in its bond purchasing program.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in equity markets. At its meeting in late January, the Fed agreed to continue cutting quantitative easing in measured steps, as long as the economy continues to grow as expected. The Fed continued to hold short-term interest rates at very low levels throughout the reporting period. In January 2014, Janet Yellen was also confirmed as the next Fed chairman.

3 OPPENHEIMER MAIN STREET FUND

FUND REVIEW

The top two contributors to the Fund’s performance this reporting period were Google, Inc. and Actavis plc. Search engine giant Google benefited from solid advertising growth, with video ads shown via its subsidiary YouTube boosting results. Growth in Google’s search business outside the U.S., especially in Japan and many developing markets, also benefited. We believe the ongoing migration from desktop to mobile search, combined with improving market penetration outside the U.S. and growth of advertising revenues on YouTube, should remain the primary drivers of earnings growth for the company. Actavis develops and markets branded, generic and over-the-counter products worldwide. After management provided guidance for 2014, analysts raised earnings estimates and increased price targets — helping to propel the stock higher. We believe increased generic drug demand, combined with both revenue synergies and cost savings from the recent merger with Warner Chilcott, have the potential to continue fueling above-average growth. Towards the end of the reporting period, Actavis also announced plans to acquire Forest Labs.

Vulcan Materials Co. and McGraw Hill Financial, Inc. were also among the Fund’s top performing holdings. Vulcan Materials is a producer of construction aggregates, such as crushed stone, gravel and sand, asphalt mix, ready-mixed concrete and cement. The company benefited from increased construction activity, as the U.S. economy continued to improve, giving a boost to both volume and pricing. This, in combination with good cost controls, resulted in better than expected profitability. McGraw Hill’s stock price primarily benefited from an expanding price-to-earnings multiple. Investors’ perceptions of the company’s financial risk began to subside. Additionally, with the recent sale of its slower growing education business, we believe that the company’s expanded multiple now reflects the faster growth, higher cash generation, and more profitable remaining businesses, primarily in information services.

While detractors from performance were limited this reporting period, the most significant were International Business Machines Corp. (“IBM”), Chevron Corp. and General Electric Co. IBM reported disappointing revenues and earnings over the second half of 2013, due in part to delayed signings of new software and hardware bookings, and surprising weakness in revenue growth from emerging markets, particularly China. Cash generation — a key element of our investment thesis — also disappointed. We exited our position. Shares of energy company Chevron declined in January 2014 after it reported that its fourth quarter profits would be weaker than expected due largely to lower oil and gas production and slumping crude prices. General Electric’s fourth quarter results were disappointing, partially due to restructuring disruptions and a wind blade quality problem. Consequently, full-year operating margins fell short of expectations – sending the stock lower as a result.

4 OPPENHEIMER MAIN STREET FUND

STRATEGY & OUTLOOK

Despite the high absolute dollar value of most market indices, we believe that stocks, generally, do not appear overvalued. While there may be pockets of overvaluation – specifically, high expectation stocks that have outperformed and may be poised to take a breather – we believe there are still opportunities to identify attractively valued names. In particular, returns of higher-quality stocks (as measured by S&P Quality Ratings) have lagged since the market’s inflection in March 2009. Some of the factors that have aided higher returns of lower-quality stocks – namely, the Fed’s easy money policies – appear to be nearing an end. This may favor higher quality stocks as investors once again focus on the importance of fundamentals. The “wild card” for the rest of 2014 remains just how far interest rates may rise.

Manind Govil, CFA Portfolio Manager

Benjamin Ram Portfolio Manager

Expectations are for rates to increase, but if they rise faster or farther than expectations, stocks could be in for a volatile ride.

Our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Paul Larson[1] Portfolio Manager

1. Paul Larson became a Portfolio Manager in February 2014.

5 OPPENHEIMER MAIN STREET FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	4.4%
Google, Inc., Cl. A	4.3
Apple, Inc.	4.3
Chevron Corp.	3.4
Express Scripts Holding Co.	3.3
National Oilwell Varco, Inc.	3.2
AutoZone, Inc.	3.1
Tyco International Ltd.	3.1
Philip Morris International, Inc.	3.0
Mondelez International, Inc., Cl. A	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	9.0%
Internet Software & Services	7.7
Oil, Gas & Consumable Fuels	6.7
Commercial Banks	6.6
Computers & Peripherals	6.4
Health Care Providers & Services	5.0
Diversified Financial Services	4.5
Health Care Equipment & Supplies	4.4
Insurance	4.1
Specialty Retail	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on the total market value of common stocks.

6 OPPENHEIMER MAIN STREET FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	16.46%	27.57%	22.80%	6.61%
Class B (OMSBX)	10/3/94	16.00%	26.46%	21.72%	6.11%
Class C (MIGCX)	12/1/93	16.05%	26.62%	21.89%	5.82%
Class I (OMSIX)	12/29/11	16.72%	28.10%	22.82%*	N/A
Class N (OMGNX)	3/1/01	16.32%	27.23%	22.48%	6.31%
Class Y (MIGYX)	11/1/96	16.62%	27.93%	23.31%	7.05%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	9.77%	20.24%	21.35%	5.98%
Class B (OMSBX)	10/3/94	11.00%	21.46%	21.54%	6.11%
Class C (MIGCX)	12/1/93	15.05%	25.62%	21.89%	5.82%
Class I (OMSIX)	12/29/11	16.72%	28.10%	22.82%*	N/A
Class N (OMGNX)	3/1/01	15.32%	26.23%	22.48%	6.31%
Class Y (MIGYX)	11/1/96	16.62%	27.93%	23.31%	7.05%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, which is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a

7 OPPENHEIMER MAIN STREET FUND

benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended February 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER MAIN STREET FUND

Actual	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During 6 Months Ended February 28, 2014
Class A	$1,000.00	$1,164.60	$4.84
Class B	1,000.00	1,160.00	9.57
Class C	1,000.00	1,160.50	8.87
Class I	1,000.00	1,167.20	2.74
Class N	1,000.00	1,163.20	6.29
Class Y	1,000.00	1,166.20	3.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.33	4.52
Class B	1,000.00	1,015.97	8.94
Class C	1,000.00	1,016.61	8.28
Class I	1,000.00	1,022.27	2.56
Class N	1,000.00	1,018.99	5.87
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2014 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.78
Class C	1.65
Class I	0.51
Class N	1.17
Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS February 28, 2014 Unaudited

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—7.5%
Auto Components—0.8%
Delphi Automotive plc	820,650	$54,630,671
Media—2.3%
Comcast Corp., Cl. A	1,964,500	101,545,005
Twenty-First Century Fox, Inc., Cl. A	1,680,880	56,376,715
		157,921,720
Specialty Retail—3.8%
AutoZone, Inc.[1]	400,537	215,665,142
TJX Cos., Inc. (The)	864,470	53,130,326
		268,795,468
Textiles, Apparel & Luxury Goods—0.6%
PVH Corp.	356,330	45,050,802
Consumer Staples—7.7%
Food Products—2.9%
Mondelez International, Inc., Cl. A	5,920,870	201,487,206
Household Products—1.8%
Henkel AG & Co. KGaA	981,147	99,184,505
Henkel AG & Co. KGaA, Preference	242,345	27,036,247
		126,220,752
Tobacco—3.0%
Philip Morris International, Inc.	2,614,068	211,504,242
Energy—9.9%
Energy Equipment & Services—3.2%
National Oilwell Varco, Inc.	2,929,740	225,707,170
Oil, Gas & Consumable Fuels—6.7%
Chevron Corp.	2,095,169	241,635,841
Kinder Morgan, Inc.	1,220,110	38,860,503
Noble Energy, Inc.	2,761,470	189,878,677
		470,375,021

	Shares	Value
Financials—18.8%
Commercial Banks—6.6%
CIT Group, Inc.	3,251,526	$158,284,286
JPMorgan Chase & Co.	5,410,820	307,442,792
		465,727,078
Consumer Finance—2.9%
Discover Financial Services	3,496,445	200,626,014
Diversified Financial Services—4.5%
Citigroup, Inc.	1,873,910	91,128,243
CME Group, Inc.	798,290	58,929,768
McGraw Hill Financial, Inc.	2,098,588	167,173,520
		317,231,531
Insurance—4.1%
American International Group, Inc.	2,484,600	123,658,542
Lincoln National Corp.	981,380	49,196,580
Marsh & McLennan Cos., Inc.	2,404,470	115,799,275
		288,654,397
Real Estate Investment Trusts (REITs)—0.7%
Digital Realty Trust, Inc.	851,340	46,108,574
Health Care—19.4%
Biotechnology—1.0%
Gilead Sciences, Inc.[1]	852,850	70,607,452
Health Care Equipment & Supplies—4.4%
Covidien plc	2,488,670	179,059,807
Intuitive Surgical, Inc.[1]	289,210	128,649,284
		307,709,091
Health Care Providers & Services—5.0%
Express Scripts Holding Co.[1]	3,040,192	228,956,859
UnitedHealth Group, Inc.	1,512,270	116,853,103
		345,809,962
Pharmaceuticals—9.0%
AbbVie, Inc.	1,440,890	73,355,710
Actavis plc[1]	751,100	165,857,902

11 OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Allergan, Inc.	1,334,300	$169,456,100
Pfizer, Inc.	3,300,103	105,966,307
Zoetis, Inc.	3,721,232	115,432,617
		630,068,636
Industrials—10.5%
Aerospace & Defense—0.2%
L-3 Communications Holdings, Inc.	131,090	15,127,786
Commercial Services & Supplies—3.1%
Tyco International Ltd.	5,091,448	214,757,277
Industrial Conglomerates—2.3%
General Electric Co.	6,324,270	161,079,157
Machinery—1.7%
Deere & Co.	1,411,380	121,279,883
Road & Rail—3.2%
Canadian National Railway Co.	3,162,270	178,794,746
CSX Corp.	1,526,330	42,294,604
		221,089,350
Information Technology—17.6%
Computers & Peripherals—6.4%
Apple, Inc.	565,525	297,601,876
Western Digital Corp.	1,706,570	148,454,524
		446,056,400
Electronic Equipment, Instruments, & Components—1.3%
Avnet, Inc.	1,131,200	49,241,136
Corning, Inc.	2,245,560	43,271,941
		92,513,077
Internet Software & Services—7.7%
eBay, Inc.[1]	2,988,680	175,644,724
Facebook, Inc., Cl. A1	908,320	62,183,587
Google, Inc., Cl. A1	246,046	299,105,820
		536,934,131

	Shares	Value
IT Services—2.2%
Amdocs Ltd.	1,880,200	$83,631,296
MasterCard, Inc., Cl. A	910,760	70,784,267
		154,415,563
Materials—3.3%
Chemicals—0.9%
Air Products & Chemicals, Inc.	392,200	47,581,704
PPG Industries, Inc.	81,530	16,128,265
		63,709,969
Construction Materials—2.4%
Vulcan Materials Co.	2,424,893	164,722,981
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	2,491,220	118,532,248
Utilities—1.3%
Electric Utilities—1.3%
Exelon Corp.	2,769,640	84,224,752
ITC Holdings Corp.	85,310	8,752,806
		92,977,558
Total Common Stocks (Cost $4,712,625,518)		6,837,431,167
Investment Company—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[2,3] (Cost $103,990,504)	103,990,504	103,990,504
Total Investments, at Value (Cost $4,816,616,022)	99.2%	6,941,421,671
Assets in Excess of Other Liabilities	0.8	55,234,809
Net Assets	100.0%	$6,996,656,480

12 OPPENHEIMER MAIN STREET FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares February 28, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	104,613,190	807,720,939	808,343,625	103,990,504

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$103,990,504	$51,201

a. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of February 28, 2014.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,712,625,518)	$6,837,431,167
Affiliated companies (cost $103,990,504)	103,990,504
6,941,421,671
Cash	24,547
Receivables and other assets:
Investments sold	74,723,454
Dividends	7,257,742
Shares of beneficial interest sold	2,032,763
Other	576,354
Total assets	7,026,036,531
Liabilities
Payables and other liabilities:
Investments purchased	21,348,268
Shares of beneficial interest redeemed	5,243,687
Distribution and service plan fees	1,234,098
Transfer and shareholder servicing agent fees	1,120,951
Trustees’ compensation	328,286
Other	104,761
Total liabilities	29,380,051
Net Assets	$6,996,656,480

Composition of Net Assets
Par value of shares of beneficial interest	$143,416
Additional paid-in capital	4,636,601,282
Accumulated net investment income	5,104,763
Accumulated net realized gain on investments and foreign currency transactions	230,001,370
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,124,805,649
Net Assets	$6,996,656,480

14 OPPENHEIMER MAIN STREET FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,171,933,657 and 105,434,172 shares of beneficial interest outstanding)	$49.05
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$52.04
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $205,408,401 and 4,332,148 shares of beneficial interest outstanding)	$47.41
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $653,526,061 and 13,822,669 shares of beneficial interest outstanding)	$47.28
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $267,470,408 and 5,491,659 shares of beneficial interest outstanding)	$48.70
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $113,917,640 and 2,349,822 shares of beneficial interest outstanding)	$48.48
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $584,400,313 and 11,985,118 shares of beneficial interest outstanding)	$48.76

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2014 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $203,717)	$48,406,554
Affiliated companies	51,201
Interest	1,011
Other income	161,999
Total investment income	48,620,765

Expenses
Management fees	15,360,660
Distribution and service plan fees:
Class A	5,887,797
Class B	1,026,665
Class C	3,087,007
Class N	277,056
Transfer and shareholder servicing agent fees:
Class A	4,574,210
Class B	338,677
Class C	576,474
Class I	19,444
Class N	112,915
Class Y	555,213
Shareholder communications:
Class A	185,413
Class B	7,056
Class C	22,109
Class I	36
Class N	2,132
Class Y	20,908
Trustees’ compensation	110,189
Custodian fees and expenses	25,441
Other	106,280
Total expenses	32,295,682
Less waivers and reimbursements of expenses	(85,951)
Net expenses	32,209,731

Net Investment Income	16,411,034

16 OPPENHEIMER MAIN STREET FUND

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	$604,353,072
Foreign currency transactions	98,273
Net realized gain	604,451,345
Net change in unrealized appreciation/depreciation on:
Investments	384,882,035
Translation of assets and liabilities denominated in foreign currencies	2,558,613
Net change in unrealized appreciation/depreciation	387,440,648

Net Increase in Net Assets Resulting from Operations	$1,008,303,027

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013[1]
Operations
Net investment income	$16,411,034	$50,308,766
Net realized gain	604,451,345	452,719,256
Net change in unrealized appreciation/depreciation	387,440,648	396,984,201
Net increase in net assets resulting from operations	1,008,303,027	900,012,223

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(32,462,260)	(45,859,228)
Class B	—	—
Class C	—	(1,160,384)
Class I	(1,274,579)	(118,640)
Class N	(471,227)	(657,051)
Class Y	(8,563,438)	(5,745,955)
	(42,771,504)	(53,541,258)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(130,310,477)	(377,598,983)
Class B	(30,669,582)	(72,598,234)
Class C	(20,911,673)	(50,416,841)
Class I	229,255,811	22,664,904
Class N	(8,004,137)	(11,382,513)
Class Y	(239,230,540)	415,824,203
	(199,870,598)	(73,507,464)

Net Assets
Total increase	765,660,925	772,963,501
Beginning of period	6,230,995,555	5,458,032,054

End of period (including accumulated net investment income of $5,104,763 and $31,465,233, respectively)	$6,996,656,480	$6,230,995,555

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$42.39	$36.69	$30.93	$27.17	$26.17	$32.25

Income (loss) from investment operations:
Net investment income[2]	0.13	0.37	0.25	0.20	0.21	0.29
Net realized and unrealized gain (loss)	6.84	5.73	5.67	3.73	1.04	(6.00)

Total from investment operations	6.97	6.10	5.92	3.93	1.25	(5.71)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.40)	(0.16)	(0.17)	(0.25)	(0.37)

Net asset value, end of period	$49.05	$42.39	$36.69	$30.93	$27.17	$26.17

Total Return, at Net Asset Value[3]	16.46%	16.78%	19.21%	14.46%	4.75%	(17.29)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,171,934	$4,588,619	$4,318,726	$4,005,609	$3,959,992	$4,237,059

Average net assets (in thousands)	$4,953,684	$4,494,340	$4,164,196	$4,453,926	$4,309,071	$3,967,782

Ratios to average net assets:[4]
Net investment income	0.56%	0.95%	0.74%	0.62%	0.76%	1.26%
Total expenses[5]	0.90%	0.93%	0.97%	0.99%	1.03%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.93%	0.97%	0.99%	1.03%	1.05%

Portfolio turnover rate	29%	46%	37%	35%	53%	120%

19 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.90%
Year Ended August 30, 2013	0.93%
Year Ended August 31, 2012	0.97%
Year Ended August 31, 2011	0.99%
Year Ended August 31, 2010	1.03%
Year Ended August 31, 2009	1.06%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET FUND

Class B	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$40.88	$35.33	$29.90	$26.37	$25.42	$31.13

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	0.01	(0.05)	(0.09)	(0.02)	0.11
Net realized and unrealized gain (loss)	6.60	5.54	5.48	3.62	1.01	(5.73)

Total from investment operations	6.53	5.55	5.43	3.53	0.99	(5.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.04)	(0.09)

Net asset value, end of period	$47.41	$40.88	$35.33	$29.90	$26.37	$25.42

Total Return, at Net Asset Value[3]	16.00%	15.71%	18.16%	13.39%	3.88%	(17.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,408	$205,386	$245,172	$267,723	$355,717	$429,906

Average net assets (in thousands)	$208,563	$224,582	$257,205	$332,239	$390,057	$441,757

Ratios to average net assets:[4]
Net investment income (loss)	(0.31)%	0.02%	(0.15)%	(0.28)%	(0.08)%	0.50%
Total expenses[5]	1.80%	1.92%	1.97%	2.00%	2.05%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.86%	1.85%	1.89%	1.88%	1.83%

Portfolio turnover rate	29%	46%	37%	35%	53%	120%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.80%
Year Ended August 30, 2013	1.92%
Year Ended August 31, 2012	1.97%
Year Ended August 31, 2011	2.00%
Year Ended August 31, 2010	2.05%
Year Ended August 31, 2009	1.99%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012		Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$40.74	$35.22	$29.77		$26.20	$25.27	$30.99

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	0.07	0.00	[3]	(0.04)	0.01	0.12
Net realized and unrealized gain (loss)	6.58	5.53	5.45		3.61	0.99	(5.71)

Total from investment operations	6.54	5.60	5.45		3.57	1.00	(5.59)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	0.00		0.00	(0.07)	(0.13)

Net asset value, end of period	$47.28	$40.74	$35.22		$29.77	$26.20	$25.27

Total Return, at Net Asset Value[4]	16.05%	15.92%	18.31%		13.63%	3.96%	(17.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$653,526	$582,360	$550,341		$520,988	$522,449	$563,551

Average net assets (in thousands)	$627,050	$568,419	$535,180		$577,960	$565,220	$533,614

Ratios to average net assets:[5]
Net investment income (loss)	(0.19)%	0.20%	0.00%	[6]	(0.12)%	0.03%	0.52%
Total expenses[7]	1.65%	1.68%	1.71%		1.73%	1.76%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.68%	1.71%		1.73%	1.76%	1.79%

Portfolio turnover rate	29%	46%	37%		35%	53%	120%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.65%
Year Ended August 30, 2013	1.68%
Year Ended August 31, 2012	1.71%
Year Ended August 31, 2011	1.73%
Year Ended August 31, 2010	1.76%
Year Ended August 31, 2009	1.80%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET FUND

Class I	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$42.33	$36.82	$32.31

Income (loss) from investment operations:
Net investment income[3]	0.23	0.50	0.29
Net realized and unrealized gain	6.81	5.75	4.22

Total from investment operations	7.04	6.25	4.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.67)	(0.74)	0.00

Net asset value, end of period	$48.70	$42.33	$36.82

Total Return, at Net Asset Value[4]	16.72%	17.28%	13.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$267,470	$25,203	$11

Average net assets (in thousands)	$129,331	$15,305	$11

Ratios to average net assets:[5]
Net investment income	1.02%	1.26%	1.22%
Total expenses[6]	0.51%	0.51%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.51%	0.50%

Portfolio turnover rate	29%	46%	37%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.51%
Year Ended August 30, 2013	0.51%
Period Ended August 31, 2012	0.50%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$41.85	$36.17	$30.49	$26.77	$25.80	$31.73

Income (loss) from investment operations:
Net investment income[2]	0.07	0.26	0.16	0.12	0.14	0.23
Net realized and unrealized gain (loss)	6.75	5.66	5.59	3.68	1.02	(5.88)

Total from investment operations	6.82	5.92	5.75	3.80	1.16	(5.65)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.24)	(0.07)	(0.08)	(0.19)	(0.28)

Net asset value, end of period	$48.48	$41.85	$36.17	$30.49	$26.77	$25.80

Total Return, at Net Asset Value[3]	16.32%	16.47%	18.91%	14.18%	4.48%	(17.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,918	$105,630	$101,596	$98,147	$106,628	$117,889

Average net assets (in thousands)	$113,219	$104,731	$99,620	$111,540	$119,175	$111,693

Ratios to average net assets:[4]
Net investment income	0.29%	0.68%	0.48%	0.37%	0.50%	1.01%
Total expenses[5]	1.17%	1.20%	1.22%	1.23%	1.28%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.20%	1.22%	1.23%	1.28%	1.30%

Portfolio turnover rate	29%	46%	37%	35%	53%	120%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.17%
Year Ended August 30, 2013	1.20%
Year Ended August 31, 2012	1.22%
Year Ended August 31, 2011	1.23%
Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.33%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MAIN STREET FUND

Class Y	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$42.30	$36.81	$31.04	$27.27	$26.27	$32.44

Income (loss) from investment operations:
Net investment income[2]	0.18	0.49	0.40	0.33	0.37	0.42
Net realized and unrealized gain (loss)	6.82	5.72	5.67	3.75	1.03	(6.07)

Total from investment operations	7.00	6.21	6.07	4.08	1.40	(5.65)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.72)	(0.30)	(0.31)	(0.40)	(0.52)

Net asset value, end of period	$48.76	$42.30	$36.81	$31.04	$27.27	$26.27

Total Return, at Net Asset Value[3]	16.62%	17.18%	19.70%	14.94%	5.27%	(16.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$584,400	$723,798	$242,186	$117,659	$98,434	$474,142

Average net assets (in thousands)	$678,040	$469,824	$192,143	$117,050	$436,261	$417,293

Ratios to average net assets:[4]
Net investment income	0.81%	1.21%	1.16%	1.03%	1.30%	1.79%
Total expenses[5]	0.64%	0.61%	0.54%	0.57%	0.49%	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.61%	0.54%	0.57%	0.49%	0.49%

Portfolio turnover rate	29%	46%	37%	35%	53%	120%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.64%
Year Ended August 30, 2013	0.61%
Year Ended August 31, 2012	0.54%
Year Ended August 31, 2011	0.57%
Year Ended August 31, 2010	0.49%
Year Ended August 31, 2009	0.49%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Fund (the “Fund”) is separate series of Oppenheimer Main Street Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its

26 OPPENHEIMER MAIN STREET FUND

1. Significant Accounting Policies (Continued)

proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 30, 2013, the Fund utilized $452,146,453 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

27    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Expiring
2016	$1,217,331
2017	2,625,602
2018	366,437,125

Total	$370,280,058

As of February 28, 2014, it is estimated that the capital loss carryforwards would be $370,280,058 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2014, it is estimated that the Fund will utilize $604,451,345 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,818,924,690

Gross unrealized appreciation	$2,138,586,712
Gross unrealized depreciation	(16,089,731)

Net unrealized appreciation	$2,122,496,981

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

28 OPPENHEIMER MAIN STREET FUND

1. Significant Accounting Policies (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates

29    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

30 OPPENHEIMER MAIN STREET FUND

2. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

31    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$526,398,661	$—	$—	$526,398,661
Consumer Staples	412,991,448	126,220,752	—	539,212,200
Energy	696,082,191	—	—	696,082,191
Financials	1,318,347,594	—	—	1,318,347,594
Health Care	1,354,195,141	—	—	1,354,195,141
Industrials	733,333,453	—	—	733,333,453
Information Technology	1,229,919,172	—	—	1,229,919,172
Materials	228,432,950	—	—	228,432,950
Telecommunication Services	118,532,248	—	—	118,532,248
Utilities	92,977,557	—	—	92,977,557
Investment Company	103,990,504	—	—	103,990,504

Total Assets	$6,815,200,919	$126,220,752	$—	$6,941,421,671

32 OPPENHEIMER MAIN STREET FUND

2. Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	2,886,269	$133,514,778	7,304,054	$285,427,397
Dividends and/or distributions reinvested	670,827	31,269,236	1,199,774	43,961,194
Redeemed	(6,369,376)	(295,094,491)	(17,965,663)	(706,987,574)

Net decrease	(2,812,280)	$(130,310,477)	(9,461,835)	$(377,598,983)

Class B
Sold	35,766	$1,600,716	163,618	$6,117,747
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(727,331)	(32,270,298)	(2,078,787)	(78,715,981)

Net decrease	(691,565)	$(30,669,582)	(1,915,169)	$(72,598,234)

Class C
Sold	545,291	$24,375,505	1,076,878	$40,966,629
Dividends and/or distributions reinvested	—	—	30,200	1,066,655
Redeemed	(1,016,182)	(45,287,178)	(2,437,303)	(92,450,125)

Net decrease	(470,891)	$(20,911,673)	(1,330,225)	$(50,416,841)

Class I
Sold	5,372,561	$251,542,002	627,883	$24,005,900
Dividends and/or distributions reinvested	26,824	1,274,371	3,229	118,412
Redeemed	(503,077)	(23,560,562)	(36,071)	(1,459,408)

Net increase	4,896,308	$229,255,811	595,041	$22,664,904

33    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount

Class N
Sold	248,576	$11,309,095	552,113	$21,072,973
Dividends and/or distributions reinvested	9,939	458,193	17,652	638,131
Redeemed	(432,822)	(19,771,425)	(854,727)	(33,093,617)

Net decrease	(174,307)	$(8,004,137)	(284,962)	$(11,382,513)

Class Y
Sold	840,649	$38,663,196	13,990,629	$553,841,334
Dividends and/or distributions reinvested	181,045	8,442,176	153,123	5,609,777
Redeemed	(6,147,826)	(286,335,912)	(3,611,943)	(143,626,908)

Net increase (decrease)	(5,126,132)	$(239,230,540)	10,531,809	$415,824,203

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2014 were as follows:

	Purchases	Sales
Investment securities	$1,871,835,738	$2,171,625,040

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Over $500 million	0.45

Fee Schedule Effective November 1, 2013
Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Next $9.5 billion	0.45
Over $10 billion	0.43

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

34 OPPENHEIMER MAIN STREET FUND

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under
Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

35    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Class B	$8,808,316
Class C	53,044,446
Class N	5,393,386

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2014	$525,154	$4,236	$87,742	$8,600	$380

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 28, 2014, the Manager waived fees and/or reimbursed the Fund $60,440 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$25,511

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs

36 OPPENHEIMER MAIN STREET FUND

6. Pending Litigation (Continued)

in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing

37    OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Pending Litigation (Continued)

the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

38 OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39 OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET FUND®

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved

40 OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41 OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47 OPPENHEIMER MAIN STREET FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0700.001.0214 April 28, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/9/2014